UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2006

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          On August 7, 2006, USP Domestic Holdings, Inc. (“Borrower”), a wholly-owned subsidiary of the Registrant, entered into a Credit Agreement (the “Term Credit Agreement”), among Borrower, the lenders from time to time party thereto, Bear Stearns Corporate Lending, Inc., as administrative agent, and SunTrust Bank (“SunTrust”), as collateral and documentation agent. The Credit Agreement provides for a term borrowing of $200 million, and matures in seven years. Borrowings under the Term Credit Agreement will bear interest at LIBOR plus a margin of 1.75% and are secured by a pledge of the stock held in the Registrant’s wholly-owned domestic subsidiaries. The Term Credit Agreement contains customary representations, warranties and covenants. A copy of the Term Credit Agreement is attached hereto as Exhibit 10.1.
          In addition, Borrower entered into an amendment to that certain Credit Agreement, dated February 21, 2006 (the “Revolving Credit Agreement” and together with the Term Credit Agreement, the “Credit Agreements”), among Borrower, the lenders from time to time party thereto, SunTrust, as administrative agent, Bank of America, N.A., as syndication agent, and General Electric Capital Corporation, as documentation agent. The purpose of the amendment was to conform certain provisions of the Revolving Credit Agreement to the terms of the Term Credit Agreement. A copy of the amendment is attached hereto as Exhibit 10.2.
          The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Credit Agreements or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the Credit Agreements.
Item 9.01      Financial Statements and Exhibits.

(b)	Exhibits.

	10.1	Credit Agreement, dated as of August 7, 2006, among USP Domestic Holdings, Inc., the lenders from time to time party thereto, Bear Stearns Corporate Lending, Inc., as administrative agent, and SunTrust Bank, as collateral and documentation agent.

	10.2	First Amendment to Credit Agreement, dated August 7, 2006, among USP Domestic Holdings, Inc., the lenders from time to time party thereto and SunTrust Bank.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: August 8, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Credit Agreement, dated as of August 7, 2006, among USP Domestic Holdings, Inc., the lenders from time to time party thereto, Bear Stearns Corporate Lending, Inc., as administrative agent, and SunTrust Bank, as collateral and documentation agent.

10.2	First Amendment to Credit Agreement, dated August 7, 2006, among USP Domestic Holdings, Inc., the lenders from time to time party thereto and SunTrust Bank.